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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K



                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934.

      Date of Report (date of earliest event reported): January 25, 2000



                               USWEB CORPORATION
            (Exact name of Registrant as specified in its charter)




       Delaware                          000-23151                 87-0551650
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
Identification  Incorporation                                        Number)
   or organization)



                              410 TOWNSEND STREET
                           SAN FRANCISCO, CA  94107
          (Address of principal executive offices including Zip Code)

                                (415) 369-6700
             (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

     On January 25, 2000, the Registrant issued the press release (attached hereto as Exhibit 99.1) announcing fourth quarter 1999 revenues. The information contained in the press release is incorporated herein by reference.


Exhibit Number         Description
--------------         -----------

99.1                   USWeb Corporation Press Release, dated January 25, 2000.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 25, 2000             USWEB CORPORATION


                                    By:  /S/  CAROLYN V. AVER
                                         ----------------------
                                         Carolyn V. Aver
                                         Executive Vice President,
                                         Chief Financial Officer and Secretary


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                                EXHIBIT INDEX

Exhibit Number         Description
--------------         -----------
99.1                   USWeb Corporation Press Release, dated January 25, 2000.

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